UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

BIORESTORATIVE THERAPIES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-37603	30-1341024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631)760-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BRTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) amends and supplements the current report on Form 8-K filed by BioRestorative Therapies, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 2, 2026 (the “Original Form 8-K”). The purpose of the Amendment is to provide additional clarifying information under Item 4.01 of the Original Form 8-K regarding (i) reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K) discussions with CBIZ CPAs P.C., (ii) an investigation being performed by the Company’s audit committee, and (iii) the scope of the Company’s engagement of Bush & Associates CPA.  No other changes have been made to the Original Form 8-K. You should read this Amendment with the Original Form 8-K for information regarding the other items reported in the Original Form 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of CBIZ CPAs P.C.

On August 28, 2026, BioRestorative Therapies, Inc. (the “Company”) dismissed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm, effective as of that date. The decision to change independent registered public accounting firms was approved by the Board of Directors of the Company (the “Board”) on August 26, 2026 and approved and ratified by the Audit Committee of the Board on September 1, 2026.

CBIZ served as the Company’s independent registered public accounting firm from April 16, 2025, the date of its engagement by the Audit Committee, through August 28, 2026. CBIZ’s report on the Company’s financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2025 and the subsequent interim period through August 28, 2026, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CBIZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to CBIZ’s satisfaction, would have caused CBIZ to make reference to the subject matter of the disagreement in connection with its report.

CBIZ has informed the Company that a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K may exist under Item 304(a)(1)(v)(C), on the basis that the Company’s previously disclosed suspension of its biocosmeceutical product lines, and the related business review, regulatory assessment, and audit committee review, involve information that, if further investigated, may materially impact the reliability of previously issued financial statements or may cause an accountant to be unwilling to rely on previous management’s representations or to be associated with the financial statements, and that CBIZ did not complete any such further investigation prior to its dismissal. CBIZ has not identified to the Company any information that it has concluded presently materially impacts the reliability of any previously issued audit report or the underlying financial statements, and has not advised the Company that previously issued financial statements should not be relied upon. As disclosed in the Company’s current report on Form 8-K filed with the SEC on August 14, 2026, the Company suspended all orders and shipments of its biocosmeceutical product lines, consisting of its ExoCR products and its BioX products, pending a business review and regulatory assessment. Based on discussions between management, the Company’s audit committee and CBIZ, the Company does not believe that the circumstances surrounding the product suspension will impact its previously issued financial statements, but will await the results of the ongoing business review and regulatory assessment and related audit committee examination prior to making a definitive conclusion on this matter. The Information set forth in Item 8.01 of this current report is incorporated herein by reference.

The Company has provided CBIZ with a copy of the disclosures made by the Company in this Item 4.01 and has requested that CBIZ furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether CBIZ agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of CBIZ’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

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Engagement of Bush CPA

Effective August 28, 2026, the Company engaged Bush & Associates CPA (“Bush CPA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and to perform new audits of the Company’s fiscal years ended December 31, 2025 and 2024. The engagement of Bush CPA was approved by the Board on August 26, 2026 and approved and ratified by the Audit Committee on September 1, 2026.

During the Company’s two most recent fiscal years and the subsequent interim period through August 28, 2026, neither the Company nor anyone acting on its behalf consulted Bush CPA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Bush CPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01 Other Events

On August 14, 2026, in connection with the Company’s ongoing business review and regulatory assessment relating to the suspension of orders and shipments of its biocosmeceutical product lines, the Company’s audit committee hired an independent investigator to examine the circumstances leading up to that suspension. To date, the independent investigator has not uncovered any material information that has not previously been reported, but the investigation is ongoing and the Company will report any material results of the investigation promptly after they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of CBIZ CPAs P.C. to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Date: September 10, 2026	By:	/s/ Mika Grasso
	Name:	Mika Grasso
	Title:	Interim Chief Executive Officer

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